UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2023

Angel Oak Mortgage REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Angel Oak Mortgage REIT, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2023 Annual Meeting”) to (i) elect the nine (9) directors listed below, each to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

At the close of business of March 20, 2023, the record date for the 2023 Annual Meeting, an aggregate of 24,925,357 shares of the Company’s common stock were issued and outstanding. At the 2023 Annual Meeting, 15,732,284 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2023 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Michael Fierman	10,778,524	2,415,313	2,538,447
Edward Cummings	12,960,891	232,946	2,538,447
Craig Jones	9,362,908	3,830,929	2,538,447
Christine Jurinich	10,389,765	2,804,072	2,538,447
W.D. (“Denny”) Minami	12,855,500	338,337	2,538,447
Jonathan Morgan	9,623,357	3,570,480	2,538,447
Landon Parsons	13,138,300	55,537	2,538,447
Michael Peck	12,961,291	232,546	2,538,447
Vikram Shankar	12,960,252	233,585	2,538,447

(2) For the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Number of Votes For	Number of Votes Against	Abstentions
15,729,840	1,610	834

(3) For the approval of a one-year interval, by non-binding advisory vote, as to the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
13,149,086	6,784	2,921	35,046	2,538,447

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023	ANGEL OAK MORTGAGE REIT, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer